Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Wall Street EWM Funds Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of Wall Street EWM Funds Trust for the year ended December 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of  Wall Street EWM Funds Trust for the stated period.

/s/Frederick Taylor Frederick Taylor President, Wall Street EWM Funds Trust	/s/John J. Rendinaro John J. Rendinaro Treasurer, Wall Street EWM Funds Trust.
Dated: September 8, 2015	Dated: September 8, 2015

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Wall Street EWM Funds Trust for purposes of Section 18 of the Securities Exchange Act of 1934.